Q3 ALL-SEASON ACTIVE ROTATION ETF
SCHEDULE OF INVESTMENTS
August 31, 2023 (Unaudited)

EXCHANGE-TRADED FUNDS - 99.4%	Shares	Value
Amplify Transformational Data Sharing ETF (a)	118,614	$ 2,607,136
Energy Select Sector SPDR Fund	89,692	7,975,413
Global X Uranium ETF (a)	110,076	2,642,925
iShares 0-3 Month Treasury Bond ETF	7,956	800,930
iShares Broad USD High Yield Corporate Bond ETF	22,277	789,720
iShares MSCI USA Quality Factor ETF	53,000	7,386,080
iShares U.S. Transportation ETF	31,596	7,892,365
KraneShares Global Carbon Strategy ETF	68,084	2,598,766
Schwab U.S. Large-Cap Growth ETF	112,112	8,616,928
SPDR Bloomberg Investment Grade Floating Rate ETF	25,469	782,408
VanEck Oil Services ETF	24,680	8,409,216
Vanguard Mid-Cap Growth ETF	40,354	8,299,607
Total Exchange-Traded Funds (Cost $58,499,316)		$ 58,801,494

Other Assets in Excess of Liabilities - 0.6%		326,059

Net Assets - 100.0%		$ 59,127,553

(a)	Non-income producing security.